Exhibit 10.1

                                SECOND AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT

     THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment") is made as of March 1, 2005, by and between QUEST RESOURCE CORPORATION, a Nevada corporation (hereinafter referred to as "Employer"), and Douglas L. Lamb (hereinafter referred to as "Employee").

     WHEREAS, Employer and Employee are parties to that certain Employment Agreement dated as of November 7, 2002 (the "Employment Agreement");

     WHEREAS, Employer's board of directors have elected Employee to serve as President and Chief Operating Officer; and

     WHEREAS, Employer and Employee desire to amend the Employment Agreement in order to allow Employee more flexibility during the remainder of the Employment Agreement.

     NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     AMENDMENT #2:

     The first sentence of Section 2.3 of the Employment Agreement is hereby modified as follows:

The Employee will [devote his time, attention, skill, and energy exclusively to the business of the Employer, will use his best efforts to] promote the success of the Employer's business, and will cooperate fully with the Board of Directors in the advancement of the best interests of the Employer.

     So that the modified first sentence in Section 2.3 now reads:

The Employee will promote the success of the Employer's business, and will cooperate fully with the Board of Directors in the advancement of the best interests of the Employer.

     IN WITNESS WHEREOF, Employer and Employee have duly executed this Agreement under seal as of the day, month and year first above written.

EMPLOYER:                               QUEST RESOURCE CORPORATION
                                        A Nevada corporation

                                        By:  /s/ Jerry D. Cash
                                             -------------------------------
                                             Jerry D. Cash, Chief Executive
                                             Officer


EMPLOYEE:                               /s/ Douglas L. Lamb
                                        ------------------------------------
                                        Douglas L. Lamb